EXHIBIT 10.2
                          AGREEMENT AND PLAN OF MERGER
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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of the 21st day of November, 2000, by and among Comercis, Inc., a Delaware corporation ("Comercis") and Rocky Mountain Financial Enterprises, Inc., a Colorado corporation ("RMFE")

         WHEREAS, Comercis is authorized to issue up to 50,000,000 shares of common stock ("Comercis Common Stock") of which 21,452,712 shares are issued and outstanding; and

         WHEREAS, RMFE is authorized to issue up to 20,000,000 shares of common stock ("RMFE Stock") of which 19,737,432 shares are issued and outstanding; and

         WHEREAS, the respective Boards of Directors of RMFE and Comercis believe it to be in the best interests of their respective corporations and shareholders for Comercis to merge with and into RMFE (Comercis and RMFE sometimes referred to as the "Constituent Corporations") upon the terms and conditions herein contained; and in connection therewith have each adopted, approved and authorized the execution and delivery of this Agreement and Plan of Merger (the "Agreement"); and

         WHEREAS, the Board of Directors of Comercis has submitted this Agreement and the subject merger to Comercis shareholders for approval as required by the corporate law of the State of Delaware.

         NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto do hereby agree as follows:

                                    I. MERGER

         1.01 EFFECTIVE TIME. The merger contemplated by this Agreement shall be effective on the date and time that the Certificate of Merger is filed with the Secretary of State of the State of Delaware (the "Effective Time").

         1.02 MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the "GCL"), Comercis shall be merged with and into RMFE at the Effective Time (the "Merger"). As of the Effective Time, the separate corporate

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existence  of  Comercis  shall cease and RMFE shall  continue  as the  surviving corporation (the "Surviving Corporation") in Colorado and shall succeed to and assume all the rights and obligations of Comercis in accordance with the Colorado Revised Statutes. Without limiting the generality of the foregoing:

                  (a) RMFE, as the surviving corporation shall continue its corporate existence under the laws of the State of Colorado and shall possess all of the rights, privileges, immunities, powers, franchises and authority
(both public and private) of, and be subject to all of the restrictions, disabilities and duties of RMFE and Comercis;

                  (b) all the assets and property of Comercis of every kind, nature and description (real, personal and mixed and both tangible and intangible) and every interest therein, wheresoever located, including without limitation all debts or other obligations belonging or due to Comercis, all stock subscriptions, options, warrants, claims and chooses in action shall be and be deemed to be vested, absolutely and unconditionally in RMFE (to the same extent, degree and manner as previously vested in Comercis);

                  (c) all debts and obligations of Comercis, all rights of creditors of Comercis and all liens encumbering any of the property of RMFE vested in Comercis shall remain in full force and effect without modification or impairment and shall be and be deemed to be enforceable against RMFE and its assets and properties with the same full force and effect as if such debts, obligations or liens had been originally incurred or created by RMFE in its own name and for its own behalf.

         1.03 CLOSING. Subject to the satisfaction or waiver of the last of the conditions set forth in Article VI hereof, the closing of the Merger will take place at 10:00 am on December 14, 2000, at the offices of RMFE, at the offices of Comercis, Inc., or at such other time and place as the parties to this Agreement shall agree (the "Closing Date"). Subject to the terms and conditions of this Agreement, on the Closing Date: (a) the parties hereto shall each deliver to the other the documents, agreements, payments and consideration required to be delivered by each to the other party hereto as herein expressly provided and (b) the Constituent Corporations shall execute two originals of a Certificate of Merger in the forms required for filing with the Secretary's of State of Delaware and Colorado, which Certificates of Merger shall be filed by the parties with the Secretary's of State of Delaware and Colorado immediately after execution on the Closing Date. Subsequent to the Closing the parties hereto shall thereafter execute, acknowledge, deliver and/or record such other and further instruments, documents or certificates and/or take an perform such other and further actions as may be required to effect and/or implement the merger.

         1.04 NAME. The name of the Surviving Corporation shall be "Rocky Mountain Financial Enterprises, Inc."

         1.05 CONSTITUTIONAL DOCUMENTS, DIRECTORS AND OFFICERS. On and as of the Effective Time:
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                  (a) The Certificate of  Incorporation  of RMFE on such date in full force and effect shall be the Certificate of Incorporation of RMFE, as the surviving corporation, until the same shall be altered, amended, modified, terminated or rescinded in the manner provided by the Colorado Revised Statutes;
which  rights  of  alteration,  amendment,   modification,   termination  and/or
rescission are hereby expressly reserved by RMFE;

                  (b) The By-Laws of RMFE on such date in full force and effect, shall be the By-Laws of RMFE, as the surviving corporation, until the same shall be altered, amended, modified, terminated or rescinded in the manner provided in the Certificate of Incorporation and/or the laws of Colorado; which rights of alteration, amendment, modification, termination and/or rescission are hereby expressly reserved by RMFE;

                  (c) The members of the Board of Directors, and the officers of RMFE, the Surviving Corporation, shall consist of the directors and officers of RMFE immediately prior to the Effective Time; each to serve in such capacity until the earlier of their resignation or removal or until their successors are duly elected and qualified.

         1.06  PRINCIPAL   OFFICE.   The  principal   office  of  the  Surviving
Corporation shall be 402 N. Caroll Aven, Suite 110, Southlake, Texas 76092.


        II. EFFECT OF MERGER ON CAPITAL STOCK OF CONSTITUENT CORPORATIONS
                           - EXCHANGE OF CERTIFICATES

         2.01 CONVERSION OF CAPITAL STOCK OF COMERCIS. As of the Effective Time, the shares of Comercis Stock shall be converted and exchanged into shares of RMFE Common Stock and cash consideration in the following manner:

         (a) Each issued and outstanding share of Comercis Stock shall, by virtue of the merger and without any action on the part of the holder thereof, be converted and exchanged into a unit consisting of .85 fully paid and nonassessable shares of RMFE Common Stock and a warrant to purchase .25 shares of RMFE at $0.01 exercisable when the Company has authorized sufficient number of shares to cover all options, warrants and any other convertible instruments;

         (b) After the Effective Time, each holder, other than a Dissenting Shareholder, of an outstanding certificate which prior to the Effective Time represented shares of Comercis Stock shall surrender such certificate ("Old Certificate") to RMFE, and such holder shall be entitled upon such surrender to receive in exchange therefore a certificate for that number of shares of RMFE Common Stock which such holder is entitled to receive under Section 2.01(a) of this Agreement. Until surrendered as contemplated by this sub-section, each Old Certificate for shares of Comercis Stock shall be deemed at all times after the Effective Time to represent and evidence (for all corporate purposes) that number of shares of RMFE Common Stock into which the

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shares of Comercis Stock  theretofore  represented by such Old Certificate shall have been converted pursuant to Section 2.01(a) hereof. From and after the Effective Time the sole rights of the holders of Old Certificates representing shares of Comercis Stock shall be those to which they are entitled as owners of RMFE Common Stock into which the shares of Comercis Stock evidenced by such Old Certificates have been converted as herein provided;

         (c) Notwithstanding anything in this Agreement to the contrary, any issued and outstanding shares of Comercis Stock held by a person who complies with all of the provisions of Delaware law concerning the rights of holders of Comercis Stock to object to the Merger and require appraisal of their shares ("Dissenting Shares" and "Dissenting Shareholders", as the case may be) shall not be converted as described in Section 2.01(a) but shall, instead entitle the holder thereof to receive such consideration as may be determined to be due to such Dissenting Shareholder pursuant to Delaware law. If, after the Effective Time, such Dissenting Shareholder withdraws his demand for appraisal or fails to perfect or otherwise loses his right of appraisal pursuant to Delaware law, each of his shares shall be deemed to be converted as of the Effective time into the RMFE Common Stock specified in ss.2.01(a).

                   III. REPRESENTATIONS AND WARRANTIES OF RMFE

         In order to induce Comercis to execute and perform this Agreement, RMFE does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be and be deemed to be continuing and survive the execution and delivery of this Agreement, the Closing and the Effective Time) as follows:

         3.01     ORGANIZATION AND QUALIFICATION

                  (a) RMFE is a corporation duly organized, validly existing, and in good standing under the laws of Colorado, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged. RMFE is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

                  (b)  RMFE  has  furnished  to  Comercis  its   Certificate  of
Incorporation and By-Laws, as presently in effect, certified by the Secretary of the corporation. RMFE is not in material violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-Laws.
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         3.02  CAPITALIZATION  The authorized  capital stock of RMFE consists of
20,000,000 shares of RMFE Common Stock of which 19,737,432 shares were issued and outstanding as of October 20, 2000.

         3.03 AUTHORITY RMFE has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of RMFE have been or as of the Effective Time will have been duly taken to authorize the execution, delivery, and performance of this Agreement by RMFE. This Agreement has been duly authorized, executed, and delivered by RMFE, constitutes the legal, valid, and binding obligation of, RMFE, and is enforceable as to RMFE in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies. Except for the provisions of the Colorado Revised Statutes governing the filing of the Certificate of Merger, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by RMFE for the execution, delivery, or performance of this Agreement by RMFE.

         3.04 RMFE COMMON STOCK All of the shares of RMFE Common Stock to be issued by RMFE pursuant to this Agreement shall be and be deemed to be duly and validly authorized and, when issued to the shareholders of Comercis in exchange for their Comercis Stock, duly and validly issued, fully paid and nonassessable and free and clear of all federal and state issuance, stock and/or company taxes, liens, claims, encumbrances and charges.

         3.05 CERTIFICATE The representations, warranties, covenants and agreements of RMFE contained in this Agreement, including, without limitation, those contained in this Article III, are true, accurate and correct in all respects as of the date hereof and shall be true, accurate and correct and complete, in all respects, as of the Closing; and at the Closing RMFE shall deliver to Comercis a certificate, executed by the chief executive officer of RMFE remaking, on behalf of RMFE, each of the representations, warranties, covenants and agreements of RMFE set forth in this Agreement, including without limitation, those set forth in this Article III hereof.

         3.06     FINANCIAL STATEMENTS AND CONDITION

                  (a) RMFE has delivered to Comercis a true, correct, and complete copy of its 10-KSB for December 31, 1999 ("Registration Statement") filed pursuant to the Securities Exchange Act of 1934, as amended (the "34 Act") which contains therein the audited balance sheet, statement of income, statement of retained earnings, and statement of cash flows of RMFE for the fiscal year ended December 31, 1999 (the "Audited Financial Statements").

                  (b) At or prior to Closing, RMFE shall have filed its Form 10Q for the period ended September 30, 2000, including unaudited financial statements ("Interim Statements," the Audited Financial Statements and collectively the "Financial Statements").

                  (c) The Financial Statements were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the period involved, are true, correct, and complete in all material respects, are in accordance with the books and records of RMFE and fairly present together with the notes thereto, the financial position and results of operations of RMFE for the periods therein indicated.

                  (d) Since the dates of the Financial Statements, there have not been, nor prior to closing will there be, any material adverse changes in the business or condition, financial or otherwise, of RMFE.

         3.07 FILINGS RMFE has delivered (or will deliver, prior to the Closing) to Comercis true, correct, and complete copies of the Registration Statement (including exhibits) together with each of its other reports to shareholders and filings with the Commission for the year ended December 31, 1999 and through the date of the Closing, RMFE has duly and timely filed (and will, prior to the Closing, duly and timely file) all reports required to be filed by it under the Securities Act of 1933, as amended ("33 Act") and the 34 Act (collectively the "Federal Securities Laws"). None of the foregoing reports nor any reports sent to the shareholders of RMFE contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements in such reports, in light of the circumstances under which they were made, not misleading.

         3.08 BOARD ACTION During the period from the date hereof until the Closing, there shall not be taken any action by the Board of Directors of Comercis without the prior written consent of RMFE in each instance.

                 IV. REPRESENTATIONS AND WARRANTIES OF COMERCIS

         In order to induce RMFE to execute and perform this Agreement, Comercis does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be and be deemed to be continuing and survive the execution and delivery of this Agreement, the Closing and the Effective Time) as follows:

         4.01 ORGANIZATION AND GOOD STANDING Comercis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own or lease its properties and to carry on its business as presently being conducted and enter into and perform each of the transactions, covenants and agreements provided for in this Agreement.

         4.02 EXECUTION AND PERFORMANCE AUTHORIZED The execution, delivery and performance of this Agreement and all other documents and related agreements contemplated hereunder, have been duly approved by Comercis' board of directors

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and  shareholders;  such execution and delivery and the consummation by Comercis of the transactions, covenants and agreements contemplated hereunder have been duly authorized by the taking of all necessary corporate action; and no further action is required to be taken by law and/or pursuant to the certificate of incorporation, by-laws or otherwise of Comercis to authorize the execution, delivery and/or performance of this Agreement, and/or the taking of all action required to be taken by Comercis with respect to this Agreement and the consummation of the transactions and performance of this Agreement and the other agreements contemplated hereunder. The Agreement and the other documents contemplated hereunder, are valid and binding and fully enforceable against Comercis in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Comercis for the execution, delivery, or performance of this Agreement and the other agreements referred to herein.

         4.03 ABSENCE OF LITIGATION There is no action, lawsuit, proceeding or investigation of any kind or nature pending or, to its knowledge, threatened against Comercis before any court, tribunal or administrative agency or board which it reasonably expects, individually or in the aggregate, to materially and adversely: (a) affect the solvency of Comercis, (b) affect its ability to perform hereunder, or (c) render any one or more of this Agreement and/or any of the agreements referred to herein and/or the transactions contemplated hereunder void or voidable.

         4.04 NO OTHER DEFAULT The execution and delivery of this Agreement and the other agreements referred to herein, and the consummation of the transactions contemplated hereunder will not conflict with or violate or require any consent under and will not result in any breach or termination of certificate of incorporation or by-laws of Comercis, or any other agreement to which Comercis is a party or by which its properties are subject or by which it is bound. Comercis is not in violation of, or in default under, (i) any term or provision of its constitutional documents; (ii) any material term or provision or any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any or its properties or business is or may be bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its properties or business. Comercis owns, possesses or has obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as presently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best of its knowledge, threatened, or any basis therefor existing, seeking to cancel, terminate or limit such licenses, permits,

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certifications,  registrations,  approvals  or  consents or  authorizations,  or related to the breach or failure to comply of Comercis with any law, rule, regulation, judgment, order or decree;

         4.05 PERMITS AND FILINGS Except for the filing of the Certificate of Merger, there is no requirement applicable to Comercis to make any further filing with, or to obtain any permit, authorization, consent or approval of, any governmental or other regulatory authority as a condition of the lawful consummation of the transactions contemplated under this Agreement.

         4.06 CORPORATE DOCUMENTS Comercis has furnished to RMFE true, correct and complete copies of its certificate of incorporation, by-laws and minute book, and a certificate of good standing from the State of Delaware dated within thirty (30) days of the Closing Date. The minute book contains a record, which is complete and accurate in all material respects, of all meetings and all corporate actions of the shareholders and Board of Directors of Comercis. Comercis is not in material violation or breach of, or in default with respect to, (a) any term of its constitutional documents or any agreement to which it is a party or by which its assets are bound, or (b) any law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over it or its assets.

         4.07 CAPITALIZATION The authorized capital stock of Comercis consists of 50,000,000 shares of common stock ("Comercis Stock") of which 21,452,712 shares are issued and outstanding ("Outstanding Comercis Stock"). The shares of Outstanding Comercis Stock are duly authorized, validly issued, fully paid, and nonassessable. There are no commitments, plans, arrangements to issue, options, warrants, security, or other rights calling for the issuance of, any shares of capital stock or other ownership interest in Comercis or any security or other instrument convertible into, exercisable for, or for capital stock of or ownership in Comercis other than those disclosed in Schedule 4.07 attached hereto.

         4.08 TAX AND OTHER LIABILITIES Comercis has no liability of any nature, accrued, absolute or contingent, secured or unsecured including without limitation liabilities for payroll and other employee taxes, federal, state, local, or foreign taxes or liabilities to customers or suppliers, other than liabilities which are reflected on the Financial Statement. Except for the liabilities included on the Financial Statement, as of the date of such Financial Statement, Comercis had no liabilities, either fixed or contingent, which would have been required to be recorded under GAAP as of such date, and to the knowledge of Comercis no such liabilities, other than liabilities arising in the ordinary course of business and/or pursuant to this Agreement have accrued and/or will accrue between such date and the Effective Time. Comercis has filed all federal, state, municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or otherwise) required to be filed under the laws of the United States and all applicable states, and has paid in full all taxes which are due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing. No penalties or other charges are or will become due with respect to the late filing of any such return. To the best of the knowledge of Comercis, after due investigation, each such tax return heretofore filed by Comercis correctly and accurately reflects the amount of its tax liability thereunder. Comercis has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable;

         4.09 LITIGATION AND CLAIMS There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, or to the knowledge of Comercis threatened, with respect to Comercis or any of its business, properties, or assets other than those disclosed on Schedule
4.9 attached hereto.

         4.10 PROPERTIES As of the Effective Time, Comercis will have good title to all properties and assets used in its business or owned by it free and clear of all liens, claims, mortgages, security interests, pledges, charges, and encumbrances other than those disclosed on Schedule 4.10 attached hereto.

         4.11 CONTRACTS AND OTHER INSTRUMENTS Comercis is not a party to nor it or its assets bound by any agreement of any kind, nature or description except as set forth in Schedule 4.11 attached hereto. Comercis is not in breach or violation of or default under any contract or instrument to which Comercis is a party and/or by which its assets are bound; and no event has occurred which with the lapse of time or action by a third party could result in a breach or violation of or default by Comercis under any contract or other instrument to which Comercis is a party of by which it or any of its assets are bound or affected, nor is there any court or regulatory order pending against or affecting Comercis and/or any of its assets. Comercis is not a party to any agreement performable in the future

         4.12 EMPLOYEES Comercis has no employees and no welfare benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") or otherwise of any kind, nature or description.

         4.13 PRE CLOSING ACTIVITY Comercis shall not enter into or consummate any transactions prior to the Closing other than in the ordinary course of business and will pay no dividend, or increase the compensation of any officer, director or employee and will not enter into any transaction or agreement which would adversely affects its financial condition. Comercis shall deliver to RMFE at or prior to the Closing copies of any and all reports relating to the financial and/or business condition of Comercis which are created or published subsequent to the date hereof together with any reports or communications sent to the stockholders of Comercis subsequent to the date hereof.

         4.14 ACCURACY No statement, representation or warranty contained herein, in any certificate delivered pursuant to this Agreement, or in any report filed with the Securities Exchange Commission (the "Commission") contains or will contain any untrue statement of a material fact or omits to state any material fact necessary to make such statement, representation or warranty not misleading.

         4.15 PURCHASE FOR INVESTMENT PURPOSES ONLY The shareholders of Comercis are acquiring the RMFE Common Stock as a result of the Merger for investment purposes only and not with the view to the resale or distribution thereof. Each of the shareholders of Comercis is an "accredited investor" under the regulations promulgated under the 33 Act or otherwise meets one of the definitions for persons entitled to acquire unregistered securities pursuant to an exemption from registration under the 33 Act. Neither Comercis nor its shareholders have received and/or relied upon any representations or warranties from RMFE other than those contained in this Agreement and the attached schedules or exhibits hereto. Comercis represents and warrants that it and its shareholders have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in RMFE Common Stock. Comercis and its shareholders understand and acknowledge that the RMFE Common Stock has not been registered under the Act or under any state securities act and are being issued to the shareholders of Comercis pursuant to an exemption from registration under the Act. The reliance by RMFE upon such exemption is predicated upon the representations and warranties of Comercis contained herein. In this regard, Comercis and its shareholders understand and agrees that there may be affixed to the certificates representing the shares of RMFE Common Stock acquired by the shareholders of Comercis hereunder a legend advising of the unregistered, restricted nature of the shares.

         4.16 CERTIFICATE The representations, warranties, covenants and agreements of Comercis contained in this Agreement, including, without limitation, those contained in this Article IV, are true, accurate and correct in all respects as of the date hereof and shall be true, accurate and correct and complete, in all respects, as of the Closing; and at the Closing Comercis shall deliver to RMFE a certificate, executed by the chief executive officer of Comercis remaking, on behalf of Comercis each of the representations, warranties, covenants and agreements set forth in this Agreement, including without limitation, those set forth in this Article IV hereof.

                        V. COVENANTS AND OTHER AGREEMENTS

         5.01 CONDUCT OF BUSINESS OF COMERCIS Except as herein expressly provided to the contrary or as otherwise agreed to in writing by RMFE, during the period from the execution of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement as herein provided, Comercis will conduct its operations according to its ordinary and usual course of business and consistent with past practice. In this regard, except as expressly provided in this Agreement to the contrary or otherwise agreed to by RMFE in writing or as required by law or agreement, Comercis will not, between the date of this Agreement and the earlier to occur of the Effective Time or the termination of this Agreement as herein provided:

(a) Make or become obligated to make, any payment to any director, officer, employee, or agent;

(b)      Declare any dividend or make any other distribution to shareholders;

(c) Incur any indebtedness for borrowed money except in the ordinary course of business;

(d) Sell, lease, license, encumber or dispose of any material portion of its properties or assets except in the ordinary course of business;

(e) Expend funds for any individual capital expenditure in excess of $25,0000 or aggregate capital expenditures in excess of $100,000;

(f)      Amend its certificate of incorporation or by-laws.

(g) Change its business, operations or financial condition, or the manner of managing or conducting its business and operations if such changes, if any, have a material adverse effect on such business, operations or financial condition, taken as a whole;

(h)      Change  its  accounting  methods  or  practices   (including,   without
         limitation, any change in depreciation, amortization and/or goodwill policies or rates);

(i) Incur any damage, destruction or loss (whether or not covered by insurance) which materially and adversely affects its assets, business, operations or financial condition; or

(j)      Waive or release any right or claim;

         5.02 TRANSACTION COSTS AND EXPENSES Each of the parties hereto shall pay its own respective costs incurred in connection with this transaction including, without limitation, all legal, accounting, auditing and appraisal fees in negotiating and preparing this Agreement and in consummating, closing and implementing the transactions contemplated hereby.

         5.03 SUBSEQUENT EVENTS Each of the parties hereto shall promptly advise the other parties hereto, in writing of (a) the occurrence of any event which renders any of the representations or warranties of such party set forth herein inaccurate in any material respect, and (b) the failure of such party to comply with or accomplish, in any material respect, any of the covenants or agreements of such party set forth herein.

         5.04     INDEMNITY

                  (a) Comercis does hereby agree to indemnify and hold harmless RMFE and its employees, officers, directors and successors against and in respect of any and all claims, suits, actions, proceedings (formal or informal), governmental investigations, judgments, deficiencies, set-offs, damages, settlements, liabilities, and reasonable legal and other expenses (including reasonable attorneys' fees and defense costs) as and when incurred arising out of or based upon any breach by Comercis of any representation, warranty, covenant, or agreement of Comercis contained in this Agreement;

                  (b) RMFE does hereby agree to indemnify and hold harmless Comercis and its employees, officers, directors and successors against and in respect of any and all claims, suits, actions, proceedings (formal or informal), governmental investigations, judgments, deficiencies, set-offs, damages, settlements, liabilities, and reasonable legal and other expenses (including reasonable attorneys' fees and costs of defense) as and when incurred arising out of or based upon any breach of any representation, warranty, covenant, or agreement of RMFE contained in this Agreement.

                  (c) The parties' respective indemnity obligations hereunder shall be subject to the following terms, limitations and conditions:

                           (i) A person claiming the right to indemnity coverage under this Section 5.04 ("indemnitee") shall give the party from whom he or it seeks indemnity coverage ("indemnitor") prompt notice of the assertion of any indemnified claim on the basis of which an indemnitee intends to seek indemnification from an indemnitor as provided herein; provided, however, that the obligation of an indemnitor shall be reduced for the failure to give timely notice at any particular time only to the extent that the indemnitor has been actually prejudiced thereby;

                           (ii) The indemnitor shall have the duty to zealously and competently defend, with counsel selected by indemnitor after consultation with the primary indemnitee, any matter subject to indemnity coverage under subparagraphs (a) or (b) of this section and to pay all costs of such defense. In any case where indemnitor's obligation to provide a zealous defense is compromised by conflict of interest between itself and an indemnitee or between indemnitees, the indemnitor shall, upon the request of an indemnitee, provide separate legal representation to obviate the conflict of interest. When indemnitor has assumed the defense obligations of this section, indemnitor shall have the right to settle the matter without the indemnitees' consent, provided indemnitor in fact commits sufficient funds to satisfy the settlement in full. In the event that an indemnitor fails to defend as provided in this section, any indemnitee shall have the right (but not the obligation) to select and be represented by counsel of its choice, to manage its own legal representation or defense and to settle any claim, debt or other indemnified matter hereunder, and the indemnitor shall be liable to such indemnitee for all costs, expenses, damages and settlements incurred by such indemnitee;

                           (iii) With respect to any claim for which an indemnitor shall indemnify any indemnitee, the indemnitor shall be subrogated to all rights of any indemnitee against any and all third parties up to the amount paid by indemnitor to indemnitees or set off by such indemnity against an indemnitor;

                           (iv) No indemnitor shall be liable for that portion of any claim for which an indemnitee actually receives from any insurance, the defense, cost of defense or insurance proceeds covering such claim (the deductible pertaining to any such insurance shall not be considered to be insurance proceeds or cost of defense).

         5.05 RELATED AGREEMENTS Each of the parties shall execute and deliver at Closing the related agreements, instruments and documents specified for delivery at Closing or the Effective Time in Sections 6.02 and 6.03 and elsewhere in this agreement or in a related agreement to which each, respectively, is a party.

         5.06 INSPECTION At all times prior to the Closing, during normal business hours an upon reasonable notice, each party will permit the other to examine its books and records and the books and records of its subsidiaries, to discuss the same with such party's authorized representative and to make copies thereof and abstracts there from. It is recognized that each party may provide the other with information (including, without limitation, information contained in its books and records and/or pursuant to the inspection described in the preceding sentence) which is confidential or proprietary information. During the period from the date hereof until the fourth annual anniversary of the Closing (or the termination of this Agreement if the Merger is abandoned) the recipient of any such information shall protect such information from disclosure to persons, other than members of its own organization and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

                                 VI. CONDITIONS

         6.01 CONDITIONS TO OBLIGATION TO EFFECT THE MERGER The respective obligations of each party to consummate the Merger shall be subject to and conditioned upon the satisfaction at or prior to the Closing Date of the following conditions:

                  (a) To the extent required by the Delaware GCL and/or Colorado law or the party's certificate of incorporation or by-laws, shareholder approval shall have been obtained;

                  (b) No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court or competent jurisdiction or other governmental entity preventing the consummation of the Merger shall be in effect; provided that each of the parties shall have used reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered;

                  (c) There shall not have occurred or been discovered any material breach or inaccuracy of any representation or warranty made by any other party in this Agreement, and there shall not have occurred any material breach of any covenant or obligation required by this Agreement or by law to have been performed by any other party prior to the Effective Time; and

                  (d)  Each  party  shall  have   received  all   documents  and
agreements required to be delivered to it at or before the Closing.

         6.02 COMERCIS' OBLIGATIONS AT CLOSING At the Closing, Comercis shall deliver or cause to be delivered to RMFE, in form satisfactory to RMFE, the following:

         (a) A true copy of the minutes of the meeting of Comercis' Board of Directors approving the Plan of Merger and the Merger and authorizing the execution, delivery and performance of this Agreement;

         (b) A certificate of good standing for Comercis issued within thirty (30) days prior to the Closing Date by the Secretary of State of Delaware;


         (c) All other schedules, certificates and other documents required by this Agreement or by law to be delivered by Comercis on or before Closing or the Effective Time; and

         (d) A true copy of the notice of shareholders meeting and proof of service thereof upon all Comercis' shareholders of record in accordance with the Delaware law together with the minutes of the shareholder's meeting evidencing shareholder approval of the Plan of Merger and the execution, delivery and performance of this Agreement.

         6.03 RMFE'S OBLIGATIONS AT CLOSING At or prior to the Closing, RMFE shall deliver or cause to be delivered to Comercis, in form satisfactory to Comercis, the following:

         (a) A true copy of the minutes of the meeting of the Board of Directors of RMFE adopting the Agreement and Plan of Merger and Merger.

         (b) An opinion of counsel to Comercis reasonably acceptable to RMFE with respect to such matters and in such form as shall be reasonably requested by and acceptable to Comercis;

         (c)      All of the books and records of RMFE;

         (d)      A  certificate  of good standing for RMFE issued within thirty
                  (30) days prior to the Closing Date by the Secretary of State of Colorado; and

         (e) All other schedules, certificates and other documents required by this Agreement to be delivered by RMFE on or before Closing or the Effective Time;


                                VII. ABANDONMENT

         7.01 ABANDONMENT OF MERGER The rights and obligations of the Constituent Corporations under this Agreement may be terminated and the Merger abandoned prior to the Effective Time by the mutual agreement of the Board of Directors of both of the Constituent Corporations.

                               VIII. MISCELLANEOUS

         8.01 BROKERAGE FEES No party to this Agreement has consented to or authorized any broker or agent to act on its behalf, directly or indirectly, as a broker or finder in connection with the transaction contemplated by this Agreement. In the event any claim is made for a broker's or finder's fee in connection with the transactions contemplated hereunder, the party responsible for retaining or securing said broker or finder shall be solely responsible for the payment of any broker's or finder's fees incurred as a result thereof. Further, the responsible party or parties shall indemnify the other parties against any loss or liabilities by reason of such broker's or finder's fees.

         8.02 FURTHER ACTIONS At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         a) RMFE agrees that as soon as it is practicable after the merger is completed it will take all steps necessary to increase the number of authorized shares so that there will be sufficient shares so that all outstanding options, warrants, and convertible securities will be able to be exercised or converted into shares of RMFE.

         8.03 SURVIVAL Except as otherwise provided herein, the covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the Effective Time and any delivery of consideration at Closing or the Effective Time irrespective of any investigation made by or on behalf of any party.

         8.04 MODIFICATION This Agreement and the related instruments and agreements hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by all of the parties hereto.

         8.05 NOTICES All notices, elections, reports or other correspondence required or permitted hereunder shall be in writing and deemed to have been properly given or delivered when mailed by certified mail, return receipt requested, postage prepaid, delivered by overnight express courier, delivery fees prepaid, or transmitted by fax with receipt confirmed, to the party to whom directed at the below specified addresses:

If to RMFE:
                           Michael A. Littman, Esq.
                           7609 Ralston Road
                           Arvada, CO 80002

If to Comercis:
                           Chris Meaux, President and CEO
                           Comercis, Inc.
                           500 Nolen Drive
                           Suite 300
                           Southlake, Texas 76092

With a copy to:
                           Michael M. Kessler, Esq.
                           Comercis, Inc
                           500 Nolen Drive
                           Suite 300
                           Southlake, Texas 76092

Any such notice shall be deemed given three days after deposit with the mail, one day following delivery thereof to an overnight express courier or upon confirmation of receipt when sent by fax. The address of a party may be changed in accordance with the notice provisions of this section.

         8.06 WAIVER Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver, or deprive that party, of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         8.07 BINDING EFFECT The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and in addition shall inure to the benefit of the indemnitees and their respective successors, assigns, heirs, and personal representatives.

         8.08 NO THIRD-PARTY BENEFICIARIES This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 8.07).

         8.09 SEVERABILITY AND REFORMATION If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances, in either case unless the result thereof would preclude the consummation in all material respects of the Merger contemplated by this Agreement and the associated transactions or result in an unjust modification of the balance of rights and obligations hereunder. To the extent provided in this section, a court having jurisdiction of a matter involving the interpretation of this Agreement shall be authorized to reform this Agreement to the minimum extent necessary to accomplish the objectives of this section.

         8.10 HEADINGS The headings of this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         8.11 GOVERNING LAW To the extent permitted by law, this Agreement shall be governed by and construed in accordance with the laws of the state of Colorado giving effect to conflict of laws. To the maximum extent permitted by law and subject to the provisions of Section 8.14 hereof, any action or proceeding initiated by any party to this Agreement, any indemnitee or any other person claiming rights under this Agreement shall be brought in an appropriate state or federal court in Denver County, Colorado, and any person claiming rights under this agreement consents to the jurisdiction and proper venue of such forum.

         8.12 SEPARATE COUNTERPARTS This Agreement may be executed in several identical counterparts, each one of which shall be considered an original and all of which when taken together shall constitute but one instrument.

         8.13 INCORPORATION OF RECITALS, EXHIBITS AND SCHEDULES All related instruments and agreements executed in connection herewith are incorporated herein by this reference and expressly made a part of this Agreement.

         8.14 ARBITRATION Except in cases where the remedy of preliminary injunction is reasonably sought by a party because of the irreparability and immediacy of the harm alleged to be caused or threatened, in the event there shall arise any dispute or claim in law or equity arising out of this Agreement or any breach thereof or any resulting transaction between the parties under this Agreement and if such dispute cannot be resolved through negotiation, the parties agree that such dispute shall be submitted to arbitration under the rules and regulations of the American Arbitration Association then obtaining. The arbitration shall be held in Dallas, Texas before a single arbitrator.

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


         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date of the day and year first above written.

                                      ROCKY MOUNTAIN FINANCIAL ENTERPRISES, INC.

                                      By/s/Chris Meaux
                                        Chris Meaux, President

                                      COMERCIS, INC.

                                      By/s/Chris Meaux
                                      Chris Meaux, President

Schedule 4.07   Capitalization

Provided

Schedule 4.09  Litigation

Provided

Schedule 4.10  Properties

Provided

Schedule   4.11  Contracts

Provided